United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 12, 2020
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Harbor Place 302 Knights Run Avenue, Suite 1200 Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.01 per share)	OSG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.    Financial Statements and Exhibits.

On March 13, 2020, Overseas Shipholding Group, Inc. (the “Company”) filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Initial Report”) in which the Company reported the completion, on March 12, 2020, of its acquisition (the “Acquisition”) of Alaska Tanker Company, LLC (“ATC”), making ATC a wholly-owned subsidiary of the Company. The Company is filing this Current Report on Form 8-K to supplement the Initial Report to provide the financial information related to the Acquisition, as required by Items 9.01(a) and (b) of Form 8-K.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of ATC are filed as Exhibit 99.1.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of ATC, is filed as Exhibit 99.2.
(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of KPMG, independent registered public accounting firm of ATC.
99.1	Audited financial statements of Alaska Tanker Company, LLC.
99.2	Unaudited proforma condensed combined financial information of Overseas Shipholding Group, Inc. and Alaska Tanker Company, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: May 22, 2020	By: /s/ Richard Trueblood
Richard Trueblood
Vice President and Chief Financial Officer